Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Doron Blachar, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge the quarterly report of Ormat Technologies, Inc. on Form 10-Q for the quarter ended September 30, 2016 filed with the Securities and Exchange Commission ("SEC") on November 8, 2016, as amended by Amendment No. 1 on Form 10-Q/A filed with the SEC on November 9, 2016 (the "Report") (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in the Report fairly presents in all material respects the financial condition and results of operations of Ormat Technologies, Inc. as of and for the periods presented in the Report. This written statement is being furnished to the SEC as an exhibit accompanying the Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By:	/s/ DORON BLACHAR
Name: Doron Blachar
Title: Chief Financial Officer

Date: November 9, 2016